SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): April 9, 2009
ENPRO INDUSTRIES, INC.
(Exact name of Registrant, as specified in its charter)

North Carolina	001-31225	01-0573945

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)
5605 Carnegie Boulevard, Suite 500
Charlotte, North Carolina 28209
(Address of principal executive offices, including zip code)
(704) 731-1500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     The following table, which is in the format of the table included in Item 12 of our Annual Report on Form 10-K for the year ended December 31, 2008, presents information as of March 31, 2009, with respect to our Amended and Restated 2002 Equity Compensation Plan (the “Equity Compensation Plan”), the only shareholder-approved compensation plan or arrangement under which we have equity securities authorized for issuance, and our Deferred Compensation Plan for Non-Employee Directors.

			Number of Securities
			Remaining Available for Future
	Number of Securities		Issuance Under
	to be Issued Upon	Weighted-Average	Equity Compensation
	Exercise of Outstanding	Exercise Price of	Plans (Excluding
	Options, Warrants	Outstanding Options,	Securities Reflected in
Plan Category	and Rights	Warrants and Rights	Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,184,852 (1)	$9.43 (2)	749,617

Equity compensation plans not approved by security holders	34,670	(2)	(3)

Total	1,219,522 (1)	$9.43 (2)	749,617 (3)

(1)	Includes 667,064 shares issuable under outstanding unexercised options, 33,229 shares issuable under phantom share awards made to non-employee directors, and 484,479 performance shares at the maximum levels payable for the 2007 — 2009 and 2008 — 2010 performance cycles under the Equity Compensation Plan and does not include the 85,603 restricted shares of our common stock issued under the Equity Compensation Plan that remain subject to forfeiture. As of March 31, 2009, the weighted average remaining life of such options was 3.43 years. No awards of performance shares have been made with respect to the 2009 — 2011 performance cycle.

(2)	The weighted average exercise price does not take into account awards of performance shares or phantom shares made under the Equity Compensation Plan and shares deliverable under the Deferred Compensation Plan for Non-Employee Directors.

(3)	The Deferred Compensation Plan for Non-Employee Directors does not establish a maximum amount of shares deliverable under that plan.
     Non-employee directors may participate in our Deferred Compensation Plan for Non-Employee Directors. Under this plan, non-employee directors may defer receipt of all or part of the cash portion of their annual retainer fee. Participants choose between two investment alternatives, a cash account and a stock account. Deferred fees in a director’s cash account are credited with an investment return based on the director’s selection from the same menu of investment options available under our Retirement Savings Plan for Salaried Employees. Deferred fees in a director’s stock account are credited with stock units at then fair market value of our common stock, which units thereafter have a value on a given date equal to the fair market value of one share of our common stock on that date. All amounts deferred are payable when a director retires from the board.
     At March 31, 2009, there were a total of 85,603 restricted shares of our common stock issued under the Equity Compensation Plan that remain subject to forfeiture. The foregoing amount does not include an inducement award of 53,500 restricted shares of our common stock made to our Chief Executive Officer, Stephen E. Macadam, in 2008 outside the Equity Compensation Plan, one-third of which shares vest on the third anniversary of the date of grant, one-third vest on the fourth anniversary of the date of grant and the final one-third vest on the fifth anniversary of the date of grant.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Date: April 9, 2009

ENPRO INDUSTRIES, INC.
By:	/s/ William Dries
William Dries
Senior Vice President and Chief Financial Officer

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